UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 10, 2005

                             ARTHROCARE CORPORATION
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                    0-027422                  94-3180312
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(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
     of  Incorporation)                                   Identification Number)

                         111 Congress Avenue, Suite 510
                               Austin, Texas 78701
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          (Address of principal executive offices, including zip code)

                                 (512) 391-3900
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              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

    |_| Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)
    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)
    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))
    |_| Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02         Results of Operations and Financial Condition.

     On May 10, 2005, we announced our financial results for the fiscal quarter ended March 31, 2005. A copy of the press release, which sets forth our results of operations for the quarter ended March 31, 2005, is attached hereto as
Exhibit 99.1 and incorporated by reference herein. Such information is furnished pursuant to Item 2.02 of Form 8-K, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


Item 9.01         Financial Statements and Exhibits.

         (c)    Exhibits.
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                99.1     Press Release dated May 10, 2005.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ARTHROCARE CORPORATION


Date:    May 10, 2005                      By: /s/ Michael A. Baker
                                               ---------------------------------
                                           Michael A. Baker
                                           President and Chief Executive Officer




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




                                  EXHIBIT INDEX


Exhibit
  No.              Description
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99.1               Press Release dated May 10, 2005.



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